UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2022

IVANHOE CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39845	98-1567584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 Avenue of the Americas

5th Floor

New York, NY 10036

(Address of principal executive offices, including Zip Code)

(646) 452-7037

(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	IVAN.U	The New York Stock Exchange
Class A ordinary shares included as part of the units	IVAN	The New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	IVAN WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On February 1, 2022, Ivanhoe Capital Acquisition Corp. (“Ivanhoe”) held an extraordinary general meeting of its shareholders (the “General Meeting”), at which holders of 18,088,979 ordinary shares held of record as of December 14, 2021, the record date for the General Meeting (the “Record Date”), were present in person or by proxy, representing approximately 67% of the voting power of Ivanhoe’s ordinary shares as of the record date for the General Meeting, and constituting a quorum for the transaction of business. Following the General Meeting, Ivanhoe held a special meeting of its public warrant holders (the “Warrant Holders Meeting”), at which holders of 6,055,408 public warrants held of record as of the Record Date, were present in person or by proxy, representing approximately 66% of the voting power of Ivanhoe’s public warrants as of the Record Date, and constituting a quorum for the transaction of business. The proposals listed below are described in more detail in the definitive proxy statement/prospectus of Ivanhoe, which was filed with the Securities and Exchange Commission (the “SEC”) on January 7, 2022 (the “Proxy Statement”). A summary of the voting results at the General Meeting is set forth below:

The shareholders approved the Business Combination Proposal, the Domestication Proposal, the Organizational Documents Proposal, each of the Advisory Charter Proposals, the NYSE Proposal, the Incentive Plan Proposal, the Director Election Proposal, and the Adjournment Proposal (each as defined in the Proxy Statement).

The public warrant holders approved the Warrant Amendment Proposal (as defined in the Proxy Statement). As there were sufficient votes to approve this proposal, the Warrant Holders Adjournment Proposal (as defined in the Proxy Statement) was not presented to public warrant holders.

The voting results for each proposal were as follows:

The Business Combination Proposal

For	Against	Abstain
15,945,395	2,133,031	10,553

The Domestication Proposal

For	Against	Abstain
15,947,013	2,131,080	10,866

The Organizational Documents Proposal

For	Against	Abstain
15,948,980	2,129,045	10,954

The Advisory Charter Proposal 4A

For	Against	Abstain
14,987,627	3,009,132	92,220

The Advisory Charter Proposal 4B

For	Against	Abstain
14,970,545	3,023,324	95,110

The Advisory Charter Proposal 4C

For	Against	Abstain
14,995,057	2,997,212	96,710

The Advisory Charter Proposal 4D

For	Against	Abstain
15,199,098	2,791,346	98,535

The Advisory Charter Proposal 4E

For	Against	Abstain
14,982,203	3,010,276	96,500

The Advisory Charter Proposal 4F

For	Against	Abstain
15,534,844	2,461,035	93,100

The Advisory Charter Proposal 4g

For	Against	Abstain
14,993,687	2,998,691	96,601

The Advisory Charter Proposal 4H

For	Against	Abstain
15,677,587	2,319,391	92,001

The Advisory Charter Proposal 4I

For	Against	Abstain
15,222,941	2,771,967	94,071

The NYSE Proposal

For	Against	Abstain
15,940,436	2,132,920	15,623

The Incentive Plan Proposal

For	Against	Abstain
15,603,519	2,464,655	20,805

The Director Election Proposal

For	Against	Abstain
6,900,000	0	0

The Adjournment Proposal

As there were sufficient votes at the time of the General Meeting to approve each of the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

The voting results for each proposal at the Warrant Holders Meeting were as follows:

The Warrant Amendment Proposal

For	Against	Abstain
5,726,812	324,197	4,399

The Warrant Holders Adjournment Proposal

As there were sufficient votes at the time of the Special Meeting to approve the above proposal, the “Warrant Holders Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Item 7.01 Regulation FD Disclosure

On February 1, 2022, Ivanhoe and SES (as defined below) issued a press release announcing the results of the General Meeting, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01 Other Events

A total of 22,455,850 Class A ordinary shares were presented for redemption in connection with the General Meeting (the “Redemptions”). As a result, there will be approximately $51.45 million remaining in Ivanhoe’s trust account following Redemptions.

The Business Combination Agreement, dated as of July 12, 2021, as amended on September 20, 2021 (as amended, the “Business Combination Agreement”), by and among Ivanhoe, Wormhole Merger Sub Pte. Ltd. (“Amalgamation Sub”) and SES Holdings Pte. ltd. (“SES”) provides that the obligation of SES to consummate the transactions (the “Transactions”) contemplated by the Business Combination Agreement is conditioned on, among other things, a requirement that the amount of cash available in Ivanhoe’s trust account immediately prior to Closing, after deducting the amounts required to satisfy the Ivanhoe shareholder redemptions (and after taking into account the payment of all Ivanhoe transaction costs and transaction costs of SES), plus (ii) the proceeds from certain subscription agreements (the “PIPE Proceeds”) between Ivanhoe and certain investors prior to or substantially concurrently with the Closing, must be equal to or greater than $200,000,000 (the “Minimum Cash Amount”). As a result of the Redemptions and including anticipated PIPE Proceeds, Ivanhoe is expected to have approximately $325.95 million of available cash, which is approximately $125.95 million greater than the Minimum Cash Amount, before the payment of transactions costs.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, including statements regarding Ivanhoe’s, SES’s or their respective management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “could,” “plan,” “project,” “forecast,” “predict,” “possible,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” and other similar expressions that predict or indicate future events or trends that are not statements of historical matters may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on Ivanhoe’s and SES’s current expectations and beliefs concerning future developments and involve a number of risks, uncertainties (some of which are beyond Ivanhoe’s or SES’s control) or other assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company and (iii) the failure to satisfy the conditions to the PIPE financing or the occurrence of any event, change or other circumstance that could give rise to the termination of the subscription agreements governing the PIPE financing. There may be additional risks that neither Ivanhoe nor SES presently know or that Ivanhoe and SES currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Ivanhoe’s and SES’s expectations, plans or forecasts of future events and views only as of the date of this press release. Ivanhoe and SES anticipate that subsequent events and developments will cause Ivanhoe’s and SES’s assessments to change. However, while Ivanhoe and SES may elect to update these forward-looking statements at some point in the future, Ivanhoe and SES specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Ivanhoe’s and SES’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IVANHOE CAPITAL ACQUISITION CORP.

Date: February 1, 2022	By:	/s/ Gary Gartner
	Name:	Gary Gartner
	Title:	Chief Financial Officer